UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
December 8, 2025
Date of report (Date of earliest event reported)
 Bausch Health Companies Inc.
(Exact name of registrant as specified in its charter)

British Columbia	,	Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)			(Commission file number)	(IRS Employer Identification No.)
2150 St. Elzéar Blvd. West, Laval, Québec, Canada H7L 4A8
(Address of Principal Executive Offices) (Zip Code)
(514) 744-6792
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange	Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01. Other Events
On December 8, 2025, Bausch Health Companies Inc. (the “Company”) announced the early results, as of 5:00 p.m., New York City time, on December 8, 2025, of the previously announced offers to exchange the Company’s outstanding 4.875% Senior Secured Notes due 2028 and 11.00% Senior Secured Notes due 2028 for up to $1.6 billion aggregate principal amount of new 10.00% Senior Secured Notes due 2032 (the “Offers”) to be issued by the Company’s indirect wholly-owned subsidiary 1261229 B.C. Ltd., in each case, pursuant to the terms described in a confidential exchange offer memorandum dated November 24, 2025 (the “Exchange Offer Memorandum”).
A copy of the Company’s press release announcing the early results of the Offers is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 do not constitute an offer to sell or purchase, or the solicitation of tenders with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Offers are being made solely pursuant to the Exchange Offer Memorandum and only to such persons and in such jurisdictions as is permitted under applicable law. The New Notes will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. The New Notes have not been and will not be qualified for sale to the public by prospectus under applicable Canadian securities laws and, accordingly, any offer and sale of the securities in Canada will be made on a basis which is exempt from the prospectus requirements of such securities laws.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Number	Description
99.1*	Press Release of Bausch Health Companies Inc., dated December 8, 2025, relating to the early results of exchange offers
101.SCH*	XBRL Taxonomy Extension Schema Document
101.LAB*	XBRL Taxonomy Extension Label Linkbase Document
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
____________________________________
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2025

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Jean-Jacques Charhon
Jean-Jacques Charhon
Executive Vice President, Chief Financial Officer
(Principal Financial Officer)